Exhibit 99.1

CONSENT, WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Consent, Waiver and Fifth Amendment (“Amendment”) is made as of the 17th day of November, 2004 to the Credit Agreement dated as of March 31, 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc., “Sanfilippo” or the “Borrower”), and JBS INTERNATIONAL, INC., a Barbados corporation which has been dissolved prior to the date of this Amendment (“JBS”), the financial institutions party thereto (collectively “Lenders” and individually a “Lender”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as successor Agent for the Lenders to U.S. Bancorp Ag Credit, Inc., a Colorado corporation (the “Agent”). This Amendment is made by Borrower and the Lenders and is executed by at least the Required Lenders. Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.

RECITAL

     A. The Borrower desires to enter into a series of transactions whereby:

     (i) it will purchase one or more separate parcels of property in Elgin, Illinois, including the site located at 750 South State Street, Elgin, Illinois (the “Original Elgin Site”) and the site located at 1707 Randall Road, Elgin, Illinois (the “Alternate Elgin Site”) (the “Property Purchases”);

     (ii) with respect to the Original Elgin Site (whether or not such site is purchased by the Borrower), (w) it has previously advanced approximately four million dollars ($4,000,000) to the City of Elgin, Illinois (or the applicable instrumentality thereof, the “City”) to facilitate its purchase of such site from the State of Illinois, (x) incur and/or advance up to an additional $8,000,000 in capital expenditures for the environmental remediation of site, demolition and removal of buildings on such site, and preparation of such site for development (the amounts described in clause (w) and clause (x) being evidenced by non-recourse notes made by the City of Elgin, Illinois or other instrumentality thereof payable to Borrowers solely out of sales proceeds of the Original Elgin Site), (y) it may develop the Original Elgin Site for resale or its own operations and (z) it may sell such site prior to or after such development, as in each case, the Borrower in its reasonable judgment may determine appropriate (collectively, the “Original Site Plan”);

     (iii) with regard to the Alternate Elgin Site, (y) it may construct additions to the buildings, expand the existing facilities and upgrade parts of the existing facility at the Alternate Elgin Site (collectively, the “Build Out”) and (z) it may operate for lease and lease portions of office facilities located on the Alternate Elgin Site to third parties (including leasing office space to the seller of the Alternate Elgin Site);

     (iv) it will obtain up to $65,000,000 of new unsecured term financing to finance the Property Purchase, the Build Out, the Original Site Plan and to equip new operating facilities as described above;

     (v) it may sell and lease back (on an operating lease basis) all or a portion of its existing facilities located at 3001 Malmo Drive, Arlington Heights, Illinois, 2299 Busse Road, Chicago and 1851 Arthur Avenue, Chicago, Illinois and restructure its certain capital lease of the aforementioned Busse Road location as an operating lease, and in connection with such sales prepay the mortgage debt secured by these facilities and, in the case of the prepayment of the mortgage debt on the aforementioned Malmo Drive facility, pay any prepayment penalties owing under and pursuant to the documents evidencing such debt (collectively, the “Sale and Leaseback Arrangements”). Furthermore, the Borrowers may terminate the capital lease of the facility located at 300 East Touhy Avenue, Des Plaines, Illinois;

     (vi) in connection with the rationalization of its operations in connection with the Project (as hereinafter defined), it may sell or otherwise dispose of equipment and assets that are redundant, no longer necessary or no longer usable in its business or which have otherwise become obsolete; and

     (vii) it will acquire, refurbish, construct and/or renovate equipment, assets and facilities at the Original Elgin Site and the Alternate Elgin Site in connection with the development and operation of such locations (the transactions described in items (i)-(vii) above being referred to herein collectively as the “Project”).

     B. The Borrower, the Agent and the Lenders desire to enter into this Amendment to (i) authorize the transactions contemplated by the Project, (ii) waive any Events of Default arising out of violations of the Credit Agreement resulting from the Borrower heretofore or hereafter taking any action in furtherance of the Project, and any rights and remedies of the Agent and/or the Lenders in connection therewith, and (iii) modify certain terms and provisions of the Credit Agreement and the other Financing Agreements.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of the Borrower by Lenders, the Borrower, the Agent and the Lenders agree as follows:

     1. In accordance with Section 13.30 of the Credit Agreement and subject to the limitation on Project Related Capital Expenditures set forth in (and as such term is defined in) Section 10.7 of the Credit Agreement (as amended below), the Agent and the Lenders hereby consent to the Borrowers’ entry into and completion of the Project and the taking of any and all actions by the Borrower in connection therewith or reasonably related thereto. In connection therewith, the Agent and the Lenders hereby agree to waive any provision of the Credit Agreement or the other Financing Agreements that purports to prohibit such entry, completion or actions, and hereby waive any Default or Matured Default (and all of the Agent’s and the

Lenders’ rights and remedies under the Credit Agreement and the other Financing Agreements arising therefrom) heretofore, now or hereafter arising as a result of or relating to the Project and the transactions relating thereto, including, without, limitation, any violation of the following sections of the Credit Agreement: Sections 10.1, 10.3, 10.4, 10.5, 10.6, and 10.10(c) of the Credit Agreement.

     2. The Recitals to this Amendment are incorporated into this Amendment as if such terms had been incorporated into the body of this Amendment. Without limiting the foregoing, terms defined in the Recitals and Section 5 of this Amendment are hereby incorporated by this reference thereto into the Credit Agreement as if such defined terms were originally set forth therein.

     3. Without limiting the foregoing, the permitted indebtedness to be incurred in relation to the Project shall not be counted against the limitations set forth in Section 10.4 of the Credit Agreement.

     4. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“‘Fixed Charge Coverage Ratio’ for the then preceding four fiscal quarters, the ratio of Borrower’s: (a) Unallocated Cash Flow, plus (b) cash interest paid during such period; divided by (c) (i) the amount of principal paid (or due to be paid if not paid on or before the original due date) by Borrower during such period with respect to long term debt (excluding capitalized or synthetic leases), excluding payments that were due and counted as of their original due date, plus (ii) the amount of cash interest paid by Borrower during such period (excluding implicit interest expense on capitalized or synthetic leases).”

“‘Funded Debt’ shall mean Borrower’s outstanding principal amount of all interest bearing indebtedness for borrowed money (including without limitation, capitalized leases). ”

“‘Leverage Ratio’ shall mean, for any fiscal quarter, the ratio of Borrower’s: (a) Funded Debt as at the last day of such fiscal quarter, divided by (b) EBITDA as calculated as at such date. For purposes of calculating Funded Debt for use in this covenant, the outstanding principal amount of Loans as of any such date shall be computed by averaging the outstanding balance of the Loans as of the last day of each month for each of the preceding twelve months.”

It being further acknowledged and agreed that, in accordance with Section 10.11 of the Credit Agreement, JBS has been dissolved and no longer exists. In connection therewith, all references in the Credit Agreement and the Financing Agreements to the “Borrower” shall mean and be deemed references to Sanfilippo, individually.

     5. Section 9.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“9.6 Financial Covenants and Ratios. The Borrower shall maintain (a) as of the end of each month, Tangible Net Worth of not less than $95,000,000, plus for each Fiscal Year beginning with the Borrower’s 2003 Fiscal Year, 50% of the Borrower’s cumulative annual positive net income during the previous Fiscal Year (with no deduction for annual losses); (b) as of the end of each fiscal quarter, and measured on a rolling four quarter basis, EBITDA of not less than $30,000,000; (c) as of the end of each month, Working Capital of not less than $50,000,000; (d) as of the end of each fiscal quarter, a Leverage Ratio of not more than 3.50 to 1.00; and (e) as of the end of each fiscal quarter, and measured on a rolling four quarter basis, a Fixed Charge Coverage Ratio of not less than 1.20 to 1.00.”

     6. Section 10.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“10.7 Capital Investment Limitations. Borrower shall not (i) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets in connection with the Project, in excess $105,000,000, in aggregate, over fiscal years 2004 through and including 2008 (“Project Related Capital Expenditures”) or (ii) purchase, invest in or otherwise acquire (including acquisitions through capitalized leases) additional real estate, equipment or other fixed assets (other than Project Related Capital Expenditures) (x) in fiscal year 2004, in an amount in excess of $12,000,000, in the aggregate for such fiscal year and (y) in any fiscal year thereafter, in an amount in excess of $13,000,000 in the aggregate in any such fiscal year; it being agreed that the maximum permissible expenditures in clauses (i) and (ii) shall be cumulative and expenditures under one clause shall not reduce the permitted amounts expendable under the other clause.”

     7. Section 10.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“10.11 Amendment of Organizational Documents. The Borrower shall not amend the Borrower’s articles or certificate of incorporation, bylaws or any other agreement, instrument or document affecting the Borrower’s organization, management or governance, without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld; provided, however, that so long as no liability to Sanfilippo shall ensue therefrom, and so long as any and all assets then owned by JBS shall be transferred to Sanfilippo, the Lenders hereby consent to the dissolution of JBS at any time Sanfilippo elects to do so.”

     8. Notwithstanding the foregoing waiver and consent set forth in Section 1 of this Amendment, it is expressly understood and agreed that, other than with respect to the Project, (a) the Agent and the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Credit Agreement or any other Financing Agreement (as the same have been amended pursuant to Sections 2, 3, 4, 5, 6 and 7 of this Amendment), (b) that the Agent and the Lenders do not waive, affect or diminish any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Financing Agreement, except as expressly set forth herein and, (c) except as expressly set forth herein, the Credit Agreement and each other Financing Agreement shall continue in full force and effect in accordance with their respective terms.

     9. The effectiveness of this Amendment is conditioned on the execution and delivery to the Agent of this Amendment.

     10. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same document.

     11. This Amendment shall be an integral part of the Credit Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Credit Agreement that are not modified in this Amendment shall remain in full force and effect.

[Signature Page Follows]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ATTEST:			JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation

By	William R. Pokrajac		By	/s/ Michael J. Valentine

	Its	Vice President of Finance		Its	CFO

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

By

Its

SUN TRUST BANK, N.A., as a Lender

By

Its

LASALLE BANK NATIONAL ASSOCIATION
(f/k/a LaSalle National Bank), as a Lender

By

Its

[Signature Page to Fifth Amendment to Credit Agreement Dated November 17, 2004]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ATTEST:		JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation

By		By

	Its		Its

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

		By	/s/ Alan Schuler

			Its	Senior Vice President

SUN TRUST BANK, N.A., as a Lender

By

Its

LASALLE BANK NATIONAL ASSOCIATION
(f/k/a LaSalle National Bank), as a Lender

By

Its

[Signature Page to Fifth Amendment to Credit Agreement Dated November 17, 2004]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ATTEST:		JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation

By		By

	Its		Its

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

By

Its

SUN TRUST BANK, N.A., as a Lender

		By	/s/ Greg Cannon

			Its	Director

LASALLE BANK NATIONAL ASSOCIATION
(f/k/a LaSalle National Bank), as a Lender

By

Its

[Signature Page to Fifth Amendment to Credit Agreement Dated November 17, 2004]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ATTEST:		JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation

By		By

	Its		Its

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

By

Its

SUN TRUST BANK, N.A., as a Lender

		By	/s/ Michael Lapresi

			Its	MANAGING DIRECTOR

LASALLE BANK NATIONAL ASSOCIATION
(f/k/a LaSalle National Bank), as a
Lender

By

Its

[Signature Page to Fifth Amendment to Credit Agreement Dated November 17, 2004]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ATTEST:		JOHN B. SANFILIPPO & SON, INC., a
Delaware corporation

By		By

	Its		Its

U.S. BANK NATIONAL ASSOCIATION
as Agent and as a Lender

By

Its

SUN TRUST BANK, N.A., as a Lender

By

Its

LASALLE BANK NATIONAL ASSOCIATION
(f/k/a LaSalle National Bank), as a
Lender

		By	/s/ Randi Baskin

			Its	Assistant Vice President

[Signature Page to Fifth Amendment to Credit Agreement Dated November 17, 2004]